NOTICE OF SUBSTITUTION

Dated May 25, 2011
Allianz Life Insurance Company of North America
Allianz Life Variable Account A
Allianz Life Variable Account B
Allianz Life Insurance Company of New York
Allianz Life of NY Variable Account C

(collectively, “Allianz Life”)

This Notice is to inform you that, subject to regulatory approval, Allianz Life expects to substitute shares of the PIMCO EqS Pathfinder Portfolio (“Pathfinder Portfolio”) for all shares of the Mutual Global Discovery Securities Fund (“Mutual Global Fund”) owned through variable insurance products issued by Allianz Life. In other words, any shares of the Mutual Global Fund you hold through an Allianz Life variable product will be replaced, on the date of the substitution (anticipated to be July 22, 2011) with shares of the Pathfinder Portfolio. As indicated below, Institutional Class shares of the Pathfinder Portfolio will replace Class 1 shares of the Mutual Global Fund, and Advisor Class shares of the Pathfinder Portfolio will replace Class 2 shares of the Mutual Global Fund. You will receive a confirmation following the substitution.

Replacement Fund (Adviser)	Share Classes	Replaced Fund (Adviser)	Share Classes
PIMCO EqS Pathfinder PortfolioTM (Pacific Investment Management Company LLC, or “PIMCO”)	Institutional Class Advisor Class	Mutual Global Discovery Securities Fund (Franklin Mutual Advisers, LLC)	Class 1 Class 2

From the date of this Notice through the date of the substitution, you may make one transfer of Contract value invested in the Mutual Global Fund into any one or more other Investment Options available to you under your Contract, without any limitation or charge on the transfer. In addition, if you do not exercise this free transfer right prior to the substitution, for a period of 30 days after the substitution, you may make one transfer of Contract value invested in the Pathfinder Portfolio into any one or more other Investment Options available to you under your Contract, again without any limitation or charge on transfers. Any transfers you may make pursuant to this free transfer right will be subject to the restrictions on Investment Option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life will not impose any additional transfer restrictions on this transfer.

If you do not transfer your Contract value from the Mutual Global Fund prior to the date of the substitution, that amount will be automatically transferred to the Pathfinder Portfolio. This automatic transfer will not count toward the number of free transfers available under your Contract, and you will not be assessed a transfer or any other fee for this automatic transfer.

Allianz Life will send you an additional Notice within five days after the substitution has occurred. The post-substitution Notice will remind you of your right, for a period of 30 days following the date of substitution, to make one free transfer from the Pathfinder Portfolio into one or more other Investment Options available to you under your Contract, if you have not already exercised your right to make one free transfer. After the conclusion of the 30 days following the substitution, any transfers will be subject to any applicable limitations or charges described in your Contract's prospectus.

For your convenience, we enclose with this Notice the most recent prospectus for the Pathfinder Portfolio. If you would like information or a prospectus, free of charge, for any of the Investment Options available under your contract, or if you would like to make a transfer of your Contract value from the Mutual Global Fund, please call our Service Center toll-free at 800.624.0197, or visit our website at www.allianzlife.com/Products/VariableAnnuities. If you have any other questions, please feel free to call our Service Center. Thank you for your business.